EXHIBIT 8

JOINT FILING AGREEMENT

Pursuant to and in accordance with the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (the “Exchange Act”) the undersigned hereby agree to the joint filing on behalf of each of them of any filing required by such party under Section 13 of the Exchange Act or any rule or regulation thereunder (including any amendment, restatement, supplement, and/or exhibit thereto) with respect to securities of Sitio Royalties Corp., a Delaware corporation, and further agree to the filing, furnishing, and/or incorporation by reference of this Agreement as an exhibit thereto. Each of them is responsible for the timely filing of such filings and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Agreement shall remain in full force and effect until revoked by any party hereto in a signed writing provided to each other party hereto, and then only with respect to such revoking party. This Agreement may be executed in any number of counterparts all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of the 10th day of June, 2022.

Royal Resources L.P.

By:	Royal Resources GP L.L.C., its general partner

By:	Blackstone Management Associates VI L.L.C., its managing member

By:	BMA VI L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Royal Resources GP L.L.C.

By:	Blackstone Management Associates VI L.L.C., its managing member

By:	BMA VI L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Energy Management Associates L.L.C.

By:	Blackstone EMA L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Management Associates VI L.L.C.

By:	BMA VI L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone EMA L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BMA VI L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Rock Ridge Royalty Company LLC

By:	/s/ M. Christopher Doyle
Name:	M. Christopher Doyle
Title:	President and CEO

RRR Energy LLC

By: RRR Aggregator LLC, its sole member

By:	/s/ Erik Belz
Name:	Erik Belz
Title:	Vice President and Secretary

RRR Aggregator LLC

By:	/s/ Erik Belz
Name:	Erik Belz
Title:	Vice President and Secretary

BX Primexx Topco LLC

By:	/s/ Erik Belz
Name:	Erik Belz
Title:	Vice President and Secretary

BCP VII/BEP II Holdings Manager L.L.C.

By:	/s/ Omar Rehman
Name:	Omar Rehman
Title:	Chief Compliance Officer and Secretary

Blackstone Energy Management Associates II L.L.C.

By: Blackstone EMA II L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone EMA II L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Management Associates VII L.L.C.

By: BMA VII L.L.C., its sole member

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

BMA VII L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Holdings III L.P.

By: Blackstone Holdings III GP L.P., its general partner

By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Holdings III GP L.P.

By: Blackstone Holdings III GP Management L.L.C., its general partner

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Holdings III GP Management L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Inc.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Blackstone Group Management L.L.C.

By:	/s/ Tabea Hsi
Name:	Tabea Hsi
Title:	Authorized Signatory

Stephen A. Schwarzman

/s/ Stephen A. Schwarzman